                                                                   EXHIBIT 10.23

                FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
                ----------------------------------------------

     THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") is made and entered into as of the 30th day of September, 1998, by and between PONY EXPRESS DELIVERY SERVICES, INC., a Delaware corporation, (the "Borrower") and NATIONSCREDIT COMMERCIAL CORPORATION THROUGH ITS NATIONSCREDIT COMMERCIAL FUNDING DIVISION, a Delaware corporation (the "Lender").

     WHEREAS, Borrower and Lender entered into that certain Loan and Security Agreement dated May 29, 1998, wherein Lender agreed to make available to Borrower a revolving line of credit facility up to the maximum principal amount of $9,000,000 (the "Loan Agreement", capitalized terms contained herein and not defined herein shall have the meaning ascribed to them in the Loan Agreement); and

     WHEREAS, the Borrower and Lender now desire to amend the Loan Agreement in accordance with the terms and conditions stated herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.    Revolving Loan Notes and Term Loan Note. The Loan Agreement is hereby
           ---------------------------------------
amended by adding thereto the following section 1.6.

     "1.6  Revolving Loan Notes and Term Loan Note.

           (a) The Revolving Loan Notes. The Revolving Loans and reimbursement obligations with respect to Credit Accommodations shall be evidenced by and be repayable in accordance with the terms of Revolving Loan Note I ("Revolving Loan
Note I"), in the maximum principal amount of $400,000, the form of which is attached as Exhibit A to the First Amendment to this Agreement dated September 30, 1998 (the "First Amendment") and Revolving Loan Note II, in the maximum principal amount of $8,600,000 the form of which is attached as Exhibit B to the First Amendment ("Revolving Loan Note II"). Any provision of this Agreement to the contrary notwithstanding, all advances of Revolving Loans shall first be drawn under Revolving Loan Note I and to the extent that Revolving Loan Note I is fully drawn, said advances shall then be drawn under Revolving Loan Note II. All repayments of Revolving Loans shall be first applied to Revolving Loan Note II and then, to the extent that such repayments shall cause the balance of Revolving Loan Note II to be reduced to zero, said repayments shall be applied to Revolving Loan Note I.

           (b) Term Loan Note. Real Property Advances of the Term Loan shall be evidenced by and be repayable in accordance with the terms of the Term Loan Note ("Term Loan Note"), in the principal amount of $1,295,000, the form of which is attached as Exhibit C to the First Amendment ("Term Loan Note").

     2.   Schedule A. The Loan Agreement is hereby amended by deleting
          ----------
Schedule A as originally attached to the Loan Agreement and attaching the First Amended and Restated Schedule A which is attached hereto and shall be incorporated into the Loan Agreement as amended hereby.

     3.   Real Estate Collateral. The Loan Agreement is hereby amended adding
          ----------------------
the following Section 3.2.

     "3.2 The obligations of Lender evidenced by Revolving Loan Note I and the Term Loan Note are secured by a first lien on the real estate described in
Section 10(a) of Schedule A. All of the Obligations are secured a first lien on the real estate described in Section 10(b) of Schedule A."

     4.   Definitions.  The Loan Agreement is hereby amended by adding the
          -----------
following definitions:

     ""Revolving Loan Note I" has the meaning set forth in Section 1.6.

     "Revolving Loan Note II" has the meaning set forth in Section 1.6.

     "Term Loan Note" has the meaning set forth in Section 1.6."

     and by deleting the definition of "Obligations" contained therein and inserting the following definition of "Obligations" in lieu thereof:

          ""Obligations" means all present and future Loans, advances, debts, liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by Borrower to Lender, whether evidenced by this Agreement, Revolving Loan Note I, Revolving Loan Note II, the Term Loan Note or any other Loan Document, whether arising from an extension of credit, opening of a Credit Accommodation, guaranty, indemnification or otherwise (including all fees, costs and other amounts which may be owing to issuers of Credit Accommodations and all taxes, duties, freight, insurance, costs and other expenses, costs or amounts payable in connection with Credit Accommodations or the underlying goods), whether direct or indirect (including those acquired by assignment and any participation by Lender in Borrower's indebtedness owing to others), whether absolute or contingent, whether due or to become due, and whether arising before or after the commencement of a proceeding under the Bankruptcy Code or any similar statute, including all interest, charges, expenses, fees, attorney's fees, expert witness fees, audit fees, letter of credit fees, loan fees, Early Termination Fees, Minimum Borrowing Fees and any other sums chargeable to Borrower under this Agreement or under any other Loan Document."

     and by deleting the definition of "Loan Documents" contained therein and inserting the following definition of "Loan Documents" in lieu thereof:

          ""Loan Documents" means the Agreement, Revolving Loan Note I, Revolving Loan Note II, the Term Loan Note and all other notes, guaranties, security agreements, certificates, landlord's agreements, Lock Box and Blocked Account agreements and all other agreements, documents and instruments now or hereafter executed or delivered by Borrower or any Obligor in connection with, or to evidence the transactions contemplated by, this Agreement."

     5.   Representations and Warranties. The representations and warranties
          ------------------------------
contained in the Loan Agreement are hereby reaffirmed as if made on the date hereof. The Borrower further represents and warrants that, as of the date hereof, (i) the Borrower is in compliance with all terms and conditions of the Loan Agreement, (ii) there exists no Event of Default, and (iii) there exists no event or condition which would, with the lapse of time or the giving of notice or both, become an Event of Default.

     6.   Conditions to Effectiveness of Amendment. The obligation of Lender to
          ----------------------------------------
agree to the foregoing amendments to the terms of the Loan Agreement is subject to fulfillment of the following conditions:

               (a) confirmation to Lender's satisfaction that Borrower is in good standing in all jurisdiction of its incorporation and that Lender continues to maintain a first priority security interest in all collateral;

               (b) confirmation to Lender's satisfaction that this Amendment and the other agreements required hereunder have been duly authorized by all required corporate and other action and are the legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms (including, if requested by Lender, an opinion of counsel to the foregoing effect and covering such other matters as Lender may request);

               (c) confirmation to the satisfaction of Lender that all representations, warranties and covenants under the Loan Agreement and all agreements executed in connection therewith are true and correct and unbreached as of the date hereof;

               (d) confirmation to the satisfaction of Lender that Lender has a first, perfected lien on the real property described in Section 10 of Schedule A, a title policy or binding commitment for policy of title insurance with respect to each parcel of real property, in form and substance satisfactory to Lender and a survey of each parcel of real property satisfactory to Lender.

               (e) due execution by the Borrower of Revolving Loan Note I, Revolving Loan Note II, the Term Loan Note and all other notes and other documents to be delivered thereunder and all instruments and documents to be delivered hereunder, all in form and substance satisfactory to Lender in its sole discretion;

               (f) execution by the guarantors of the Acknowledgment and Agreement of Guarantors attached hereto;

               (g) delivery to Lender of such other certifications and documents and the performance of such other acts as Lender may reasonably request.

     7.   Confirmation of Obligations, Liens and Security Interests. Borrower
          ---------------------------------------------------------
hereby ratifies and confirms that, except as expressly herein set forth, the Loan Agreement and all liens, security interests and other rights in favor of Lender as provided therein and all agreements delivered by or on behalf of Borrower to Lender in connection therewith remain in full force and effect and remain enforceable in accordance with their respective terms.

     8.   No Other Amendments; Reaffirmation. Except as amended hereby, the Loan
          ----------------------------------
Agreement and all other Loan Documents shall remain in full force and effect and be binding on the Borrower in accordance with their respective terms. The Borrower hereby ratifies and reaffirms its obligations under the Loan Agreement and the other Loan Documents, and acknowledges and covenants that its has no defense, claim or right of set-off in respect thereof.

     9.   Course of Dealing. No course of dealing heretofore or hereafter
          -----------------
between Lender and Borrower and no failure or delay on the part of Lender in exercising any rights or remedies under the Loan Agreement or this Amendment or existing at law or in equity shall operate as a waiver of any right or remedy of Lender with respect to the Borrower's obligations except to the extent expressly stated in this Amendment.

     10.  Release. In consideration of the agreement of Lender to modify the
          -------
terms of the Loan Agreement as set forth in this Amendment, Borrower hereby releases, discharges and acquits forever the Lender and any of its officers, directors, servants, agents, employees and attorneys, past and present, from any and all claims, demands and causes of action, of whatever nature, whether in contract or tort, accrued or to accrue, contingent or vested, known or unknown, arising out of or relating to the loans evidenced by the Loan Agreement, as hereby amended, or Lender's administration of same or any other actions taken pursuant to the Loan Agreement or under any other documents or instruments evidencing loans made by Lender to Borrower or the administration of same through the date hereof. Borrower hereby further indemnifies and holds Lender, any officers, directors, servants, agents, employees and attorneys of Lender, past or present, harmless from any and all such claims, demands and causes of action by Borrower, or anyone claiming by, through or under Borrower or any of them, said indemnity to cover all losses, expenses incurred by the Lender, its officers, directors, servants, agents, employees or attorneys, past or present, in connection with any such claims, demands, or causes of action, including all attorneys' fees and costs.

     11.  Costs and Expenses. The Borrower hereby reaffirms its agreement under
          ------------------
the Loan Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Agreement and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Loan Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

     12.  Counterparts. This Amendment and the Acknowledgment and Agreement of
          ------------
Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

     13.  Miscellaneous.
          -------------

          (a) The Loan Agreement and all other Loan Documents are hereby amended wherever necessary to reflect the foregoing amendments.

          (b) This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

          (c) This Amendment shall be construed in accordance with and be governed by the laws of the State of New York.

          (d) Borrower agrees to execute such other and further documents, instruments and agreements as Lender may request to implement the provisions of this Amendment.

          (e) Wherever possible each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.

                   [remainder of page intentionally omitted]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized representatives as of the date first above written.

                              PONY EXPRESS DELIVERY
                              SERVICES, INC.

                              By:___________________________
                              Name:_________________________
                              Title:________________________


                              NATIONSCREDIT COMMERCIAL
                              CORPORATION, THROUGH ITS
                              NATIONSCREDIT COMMERCIAL FUNDING
                              DIVISION

                              By:___________________________
                              Name:_________________________
                              Title:________________________

                  ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS
                  ------------------------------------------

          MUSTANG HOLDINGS, INC., a Kansas corporation, and COURIER EXPRESS, INC., a California corporation, a each a guarantor of the indebtedness of PONY EXPRESS DELIVERY SERVICES, INC. (the "Borrower") pursuant to their guaranties dated May 29, 1998 and September 30, 1998, respectively (each, a "Guaranty"), hereby (i) each acknowledges receipt of the foregoing Amendment; (ii) each consents to the terms and execution thereof; (iii) each reaffirms its obligations to the Lender pursuant to the terms of its Guaranty; and (iv) each acknowledges that Lender may amend, restate, extend, renew or otherwise modify the Loan Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under his or its Guaranty.

                                               Mustang Holdings, Inc.

                                               By:___________________________
                                               Name:_________________________
                                               Title:________________________


                                               Courier Express, Inc.

                                               By:___________________________
                                               Name:_________________________
                                               Title:________________________

                     First Amended and Restated Schedule A

                         Description of Certain Terms

     This Schedule is an integral part of the Loan and Security Agreement between PONY EXPRESS DELIVERY SERVICES, INC., a Delaware corporation, and NationsCredit Commercial Corporation, through its NationsCredit Commercial Funding Division (the "Agreement").

     1.   Loan Limits for Revolving
         Loans:

          (a)      Maximum Facility               Ten Million Two Hundred
                  Amount:                         Ninety-Five Thousand and
                                                  00/100 Dollars
                                                  ($10,295,000.00)

          (b)      Advance Rates:

              (i)  Accounts Advance               Eighty-Five Percent (85%);
                    Rate:                         provided, that if the Dilution
                                                  Percentage exceeds 3%, Lender
                                                  may, at its option, (i) reduce
                                                  the advance rate or (ii)
                                                  implement a reserve, for any
                                                  amount of such excess
                                                  percentage.

              (ii)      Inventory
                    Advance
                    Rate(s):

                    (A) Finished                  N/A
                          goods:

                    (B) Raw                       N/A
                          materials:

                    (C) Work in                   N/A
                          process

          (c)      Accounts Sublimit:             At any time of determination,
                                                  lesser of (i) $9,000,000 and
                                                  (ii) Borrower's cash
                                                  collections during the 30-day
                                                  period immediately preceding
                                                  such time.

          (d)      Inventory
                  Sublimit(s):

        (i)   Overall sublimit on                 N/A
                 advances against
                 Eligible
                 Inventory

        (ii)  Sublimit on                         N/A
                 advances against
                 finished goods

        (iii) Sublimit on                         N/A
                 raw materials
                 advances against

        (iv)  Sublimit on                         N/A
                 advances against
                 work in process

(e)        Credit                                 N/A
        Accommodation
        Limit:

(f)        Permanent Reserve
        Amount:                                   N/A

(g)        Overadvance
        Amount:                                   N/A


2.  Loan Limits for Term
   Loan:

   (a)       Principal Amount:

        (i)  Equipment                            N/A
               Advance

        (ii)    Real                              $1,295,000
               Property
               Advance:

    (b)     Repayment
        Schedule:

        (i)  Equipment                            N/A
               Advance:

        (ii)     Real                In addition to interest payments due and
             Property                payable pursuant to Section 1.4 of the Loan
             Advance:                Agreement, principal shall be repaid in
                                     monthly payments of $21,583.33, commencing
                                     November 1, 1998, with subsequent payments due on the first day of each month thereafter, and the outstanding balance of principal and interest due on the Maturity
                                     Date.
3.   Interest Rates:

    (a)      Revolving Loans:        One Percent (1%)  per  annum  in excess  of
                                     the Prime Rate

    (b)      Term Loan:              One Percent (1%) per annum in excess of the
                                     Prime Rate

4.  Minimum Loan Amount:             None

5.  Maximum Days:

    (a)      Maximum days
           after original invoice
           date for Eligible
           Accounts:                 60 days

    (b)      Maximum days
           after original invoice
           due date for Eligible
           Accounts:                 N/A

6.  Fees:

    (a)  Closing Fee:              $90,000.00 paid in connection with original
                                   Loan Agreement

                                   $35,000 is to be paid in connection with First Amendment to Loan and Security Agreement. No fee to be due and payable with respect to the subsequent amendment of the Loan Agreement and the entering into of any other agreements required to provide for Advances of the Revolving Loans to Courier Express, Inc., based on the Availability of Courier Express, Inc.

    (b)     Facility Fee:

        (i) Initial Term:          None

        (ii)        Renewal
               Term(s):            None

    (c)     Servicing Fee:         None


    (d)     Unused Line Fee:       0.25% per annum


    (e)     Minimum
        Borrowing Fee:


        (i)  Applicable period:    N/A

        (ii)        Date
               payable:            N/A

    (f)     Success Fee:           None

    (g)     Warrants:              None

    (h)     Early Termination      Three percent (3 %) of the Maximum Facility
        Fee:                       Amount if terminated during the first year of
                                   the Term, two percent (2%) of the Maximum
                                   Facility Amount if terminated during the second year of the Term, and one percent (1%) of the Maximum Facility Amount if terminated during the third year of the Term and zero percent (0%) of the Maximum Facility Amount if terminated thereafter; provided however, that the Early Termination shall be waived if all Obligations are refinanced by
                                   NationsLender.

    (i)   Fees for letters of      N/A
        credit and other Credit
        Accommodations (or
        guaranties thereof by
        Lender):

7.  Initial Maturity Date:         May 29, 2002

8.  Financial Covenants:

    (a)     Capital Expenditure    N/A
         Limitation:

    (b)     Minimum Net            N/A
         Worth Requirement:

    (c)     Minimum Tangible       N/A
         Net Worth:

    (d)     Minimum Working        N/A
         Capital:

    (e)     Maximum                N/A
         Cumulative Net Loss:

    (f)     Minimum                N/A
         Cumulative Net
         Income:

    (g)     Maximum Leverage
         Ratio:                    N/A

    (h)     Limitation on
         Purchase Money            N/A
         Security Interests:

    (i)     Limitation on
         Equipment Leases:         No limitation

    (j)     Additional             N/A
         Financial Covenants:

9.  Borrower Information:

    (a)     Prior Names of
         Borrower:                 None

    (b)     Prior Trade Names
         of Borrower:              Pony Express Courier Corporation

    (c)     Existing Trade
         Names of Borrower:        Pony Express

    (d)     Inventory              None
         Locations:

    (e)     Other Locations:       None

    (f)     Litigation:            See Schedule C attached hereto and
                                   incorporated herein by this reference.

    (g)     Ownership of
         Borrower:                 100% of the outstanding common stock held by
                                   Mustang Holdings, Inc.

    (h)    Subsidiaries (and
         ownership thereof):       None.

    (i)    Facsimile Numbers:

    Borrower:                      (913)385-5577

    Lender:                        312-609-1930

10.  Description of Real
    Property:


     (a)     Real property located
    in Fulton, County Georgia
    and legally described on
    Exhibit 1 attached hereto
    and incorporated herein.


     (b)     Real property
    located in Adams County,
    Colorado and legally
    described on Exhibit 2
    attached hereto and
    incorporated herein.





11.  Lender's Lender:                    First Chicago-NBD


12.  Other Covenants:                    None


13.  Exceptions to Negative Covenants:   None

    IN WITNESS WHEREOF, Borrower and Lender have signed this Schedule A as of the date set forth in the heading to the First Amendment to Loan and Security Agreement.

Borrower:                                       Lender:

PONY EXPRESS DELIVERY SERVICES,              NationsCredit Commercial
INC.                                         Corporation, through its
                                             NationsCredit Commercial Funding
                                             Division


By ___________________________________       By _______________________________
   Its________________________________          Its Authorized Signatory

                                   Exhibit 1

            Legal Description of Fulton County, Georgia Real Estate

                                   Exhibit 2

            Legal Description of Adams County, Colorado Real Estate

                                   Exhibit A

                             REVOLVING LOAN NOTE I
                             ---------------------


$400,000                                                      September 30, 1998


     For value received, the undersigned, PONY EXPRESS DELIVERY SERVICES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of NATIONSCREDIT COMMERCIAL CORPORATION, THROUGH ITS NATIONSCREDIT COMMERCIAL FUNDING DIVISION, a Delaware corporation (the "Lender"), in lawful money of the United States of America, the principal sum of Four Hundred Thousand and 00/100 Dollars ($400,000), or if less, the amount outstanding under Section 1 of the Loan Agreement (as hereinafter defined), together with interest from the date hereof at the rate provided for in Section 2 of the Loan Agreement. Principal and interest of this Note shall be payable at the time or times provided in
Section 1 of the Loan Agreement.

     This Revolving Credit Note I (the "Note") is the Revolving Credit Note I referred to in, and is issued pursuant to, that certain Loan and Security Agreement between Borrower and Lender dated as of September 30, 1998 (as amended or otherwise modified from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement and other documents granting security interests identified therein. All of the terms, covenants and conditions of the Loan Agreement and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

     Interest hereunder shall be computed on the basis of actual days elapsed over the period of a 360-day year. Upon or after the occurrence and during the continuation of any Event of Default, the outstanding principal balance of this Note shall bear interest at a variable rate per annum equal to the Default Rate until the principal balance of this Note is paid in full.

     In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto.

     The termination of the Loan Agreement or the occurrence of an Event of Default shall entitle Lender, at its option, to declare the then outstanding principal balance and accrued interest hereon to be, and the same shall thereupon become, immediately due and payable without notice to or demand upon Borrower, all of which Borrower hereby expressly waives.

     Time is of the essence of this Note. To the fullest extent permitted by applicable law, Borrower, for itself and its successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, and any and all other notices, demands and consents in connection with the delivery, acceptance, performance, default or enforcement of this Note, and hereby consents to any extensions of time, renewals, releases or any parties to or guarantors of this Note, waivers and any other modifications that may be granted or consented to by Lender from time to time in respect of the time of payment or any other provision of this Note.

     Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrower, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Lender may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

     This Note is secured by the Collateral described in the Loan Agreement.

     This Note shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.

     IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered by its duly authorized representative as of the date first above written.


                                   PONY EXPRESS DELIVERY SERVICES, INC.


                                   By:_______________________________
                                   Name:_____________________________
                                   Title:____________________________

                                   Exhibit B

                            REVOLVING LOAN NOTE II
                            ----------------------


$8,600,000                                                    September 30, 1998


     For value received, the undersigned, PONY EXPRESS DELIVERY SERVICES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of NATIONSCREDIT COMMERCIAL CORPORATION, THROUGH ITS NATIONSCREDIT COMMERCIAL FUNDING DIVISION, a Delaware corporation (the "Lender"), in lawful money of the United States of America, the principal sum of Eight Million Six Hundred Thousand and 00/100 Dollars ($8,600,000), or if less, the amount outstanding under Section 1 of the Loan Agreement (as hereinafter defined), together with interest from the date hereof at the rate provided for in Section 2 of the Loan Agreement. Principal and interest of this Note shall be payable at the time or times provided in Section 1 of the Loan Agreement.

     This Revolving Credit Note II (the "Note") is the Revolving Credit Note II referred to in, and is issued pursuant to, that certain Loan and Security Agreement between Borrower and Lender dated as of September 30, 1998 (as amended or otherwise modified from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement and other documents granting security interests identified therein. All of the terms, covenants and conditions of the Loan Agreement and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

     Interest hereunder shall be computed on the basis of actual days elapsed over the period of a 360-day year. Upon or after the occurrence and during the continuation of any Event of Default, the outstanding principal balance of this Note shall bear interest at a variable rate per annum equal to the Default Rate until the principal balance of this Note is paid in full.

     In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto.

     The termination of the Loan Agreement or the occurrence of an Event of Default shall entitle Lender, at its option, to declare the then outstanding principal balance and accrued interest hereon to be, and the same shall thereupon become, immediately due and payable without notice to or demand upon Borrower, all of which Borrower hereby expressly waives.

     Time is of the essence of this Note. To the fullest extent permitted by applicable law.

     Borrower, for itself and its successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, and any and all other notices, demands and consents in connection with the delivery, acceptance, performance, default or enforcement of this Note, and hereby consents to any extensions of time, renewals, releases or any parties to or guarantors of this Note, waivers and any other modifications that may be granted or consented to by Lender from time to time in respect of the time of payment or any other provision of this Note.

     Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrower, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Lender may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

     This Note is secured by the Collateral described in the Loan Agreement.

     This Note shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.

     IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered by its duly authorized representative as of the date first above written.


                                      PONY EXPRESS DELIVERY SERVICES, INC.


                                      By:_______________________________
                                      Name:_____________________________
                                      Title:____________________________

                                   Exhibit C

                                TERM LOAN NOTE
                                --------------


$1,295,000                                                    September 30, 1998


     For value received, the undersigned, PONY EXPRESS DELIVERY SERVICES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of NATIONSCREDIT COMMERCIAL CORPORATION, THROUGH ITS NATIONSCREDIT COMMERCIAL FUNDING DIVISION, a Delaware corporation (the "Lender"), in lawful money of the United States of America, the principal sum of One Million Two Hundred Ninety-Five Thousand and 00/100 Dollars ($1,295,000), together with interest from the date hereof at the rate provided for in Section 2 of the Loan Agreement. Principal and interest of this Note shall be payable at the time or times provided in Section 1 of the Loan Agreement.

     This Term Loan Note (the "Note") is the Term Loan Note referred to in, and is issued pursuant to, that certain Loan and Security Agreement between Borrower and Lender dated as of September 30, 1998 (as amended or otherwise modified from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement and other documents granting security interests identified therein. All of the terms, covenants and conditions of the Loan Agreement and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

     Interest hereunder shall be computed on the basis of actual days elapsed over the period of a 360-day year. Upon or after the occurrence and during the continuation of any Event of Default, the outstanding principal balance of this Note shall bear interest at a variable rate per annum equal to the Default Rate until the principal balance of this Note is paid in full.

     In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto.

     The termination of the Loan Agreement or the occurrence of an Event of Default shall entitle Lender, at its option, to declare the then outstanding principal balance and accrued interest hereon to be, and the same shall thereupon become, immediately due and payable without notice to or demand upon Borrower, all of which Borrower hereby expressly waives.

     Time is of the essence of this Note. To the fullest extent permitted by applicable law.

     Borrower, for itself and its successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, and any and all other notices, demands and consents in connection with the delivery, acceptance, performance, default or enforcement of this Note, and hereby consents to any extensions of time, renewals, releases or any parties to or guarantors of this Note, waivers and any other modifications that may be granted or consented to by Lender from time to time in respect of the time of payment or any other provision of this Note.

     Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrower, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Lender may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

     This Note is secured by the Collateral described in the Loan Agreement.

     This Note shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.

     IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered by its duly authorized representative as of the date first above written.


                                         PONY EXPRESS DELIVERY SERVICES, INC.


                                         By:_______________________________
                                         Name:_____________________________
                                         Title:____________________________